Our job is to be the best

Investor Presentation

This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements.
Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities
(or lack thereof) that may be presented to us and that we may pursue;
fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; demand for new housing; accuracy of accounting assumptions related to pension and postretirement costs, impaired assets and contingency reserves; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; our ability to execute certain strategic initiatives; and other factors, many of which are beyond our control.

This presentation includes non-GAAP financial measures.  The required reconciliations to GAAP financial measures are included on our website,
www.templeinland.com.

RESULTS HAVE BEEN RECAST TO EXCLUDE FINANCIAL SERVICES, REAL
ESTATE, FOREST AND SPECIAL ITEMS.

Forward Looking Statements

Our Key Objective: Creating Superior and
Sustainable Shareholder Value

Superior and sustainable shareholder value created by
maximizing Return on Investment (ROI) and profitable
growth

At Temple-Inland, we are committed to MAXIMIZING
ROI and profitably GROWING our business

Our Success In Driving ROI

  1.4%

14.3%

2007

37.7%

34.6%

32.6%

Building Products

12.5%

5.6%

4.7%

Corrugated Packaging

2006

2005

2004

ROI Drives Shareholder Value

Return on Investment

Cash Flow

* Cash flow defined as funds from operations adjusted to include a $30 million per year normalized pension contribution less capital expenditures excluding special items

(Dollars in Millions)

Strong Cash Flow Drives Shareholder Value

Temple-Inland Strategy

           Market-driven, customer-focused

           Low-cost

   Manufacturing and sales excellence

   Fully integrated corrugated packaging business
            positioned for growth

   Tailored portfolio of building products positioned in
            attractive markets

Execution of focused strategy drives ROI and
maximizes shareholder value

Temple-Inland

Corrugated Packaging

Building Products

Business Description

Financial Highlights

$161

$331

$133

$134

EBIT

$364

$542

$339

$340

EBITDA

$3,850

$4,096

$3,723

$3,587

Revenue

6.3%

$2,570

2007

5.5%

$2,431

2005

12.6%

5.7%

ROI

$2,620

$2,370

Investment

2006

2004

($ in Millions)

Corrugated Packaging Segment Highlights

6 containerboard mills

- 3.5 million tons

64 converting facilities

- 3.6 million tons

# 3 industry producer

Best-positioned paper grade

Business Highlights

Financial Highlights

$429

$408

$280

$255

$185

EBITDA

14.3%

12.5%

5.6%

4.7%

0.8%

ROI

$2,004

$2,039

$2,125

$2,042

$2,237

Investment

$287

$255

$120

$96

$18

EBIT

$3,044

$2,977

$2,825

$2,736

$2,700

Revenue

2007

2006

2005

2004

2003

($ in Millions)

Corrugated Packaging Strategic Initiatives

Maintain full integration

    - Box plant consumption >mill capacity

Drive for low cost

- Asset utilization and manufacturing excellence

Improve mix and margins

     - Sales excellence

Grow business

  - Organically / Acquisition

Lowering Costs, Improving Efficiencies and Growing Profitable Market Share

Integration Level – Highest in the Industry

Temple-Inland is the most integrated producer of corrugated containers

3.7

3.6

3.5

3.4

110%

100%

90%

80%

70%

60%

50%

3.5

3.6

102%

90%

80%

77%

70%

TIN       WY     PKG   SSCC     IP

Mill

Capacity

Box Plant

Consumption

Holding the Line on Mill Costs and
Improving Productivity

Mill Costs

Mill Productivity

Actual Cost

per ton

Tons per day

Cost per ton

(@ 2003 input costs)

Flat

Lower Converting Costs and Higher
Productivity

Produced 275,000 tons more boxes despite closure
of 11 converting facilities since 2003

Lowering Converting Costs

Improving Box Plant Productivity

Cost per ton

Boxes per hour

Box Shipment Growth Exceeding Industry

Cumulative Shipment Growth
from 2003 - 2007

TIN Converting Facilities

TIN box shipment growth exceeds industry despite
closure of 11 converting facilities since 2003

9.0%

2003

2004

2005

2006

2007

TIN Sales Price vs. FBA National
Corrugated Price Index

2008

Source:  Fibre Box Association National Corrugated Price Index.

Corrugated Packaging – 2nd Highest ROA
in Industry

TIN has highest ROA improvement relative to Peer Group

Notes: (1) As reported by segment for TIN and Weyerhaeuser. (2) For PCA EBIT – Gross profit selling and administrative expenses. (3) For Smurfit-Stone EBIT as reported by segment; assets as reported by segment for each year and other assets of $3,294 mil in all years.

                           Change in ROA

               Company            2003 - 2007

                       TIN                         11.9%    pts

                     PKG                           9.3

                   SSCC                         5.0

                       WY                            2.2

Corrugated Packaging
Comparative Cost Growth

              Change in

              Total Cost

2003-2007 (millions)

       TIN                 75

       PCA             395

        WY              780

       SSCC        1,303

TIN cost essentially flat since 2003

Notes: (1) As reported by segment for TIN and Weyerhaeuser. (2) For PCA EBIT – Gross profit selling and administrative expenses.  (3) For Smurfit-Stone EBIT as reported by segment.

Opportunity

Sales excellence

Box plants

Profitable sales growth

Food and beverage segment focus

Manufacturing excellence

Mills

Further reduce costs with focus on fiber, energy,
labor and freight

Box plants

Increase asset utilization

Lowest Cost Site

Highest Cost Site

Manufacturing Initiatives

Mill cost curve driven by technical/process/geographic differences

Box plant cost curve driven principally by culture

Cost Curves

Culture - Box System

Bottleneck #1

Bottleneck #2

Design

Problem #1

Problem #2

Problem #1

Problem #2

Problem #3

Problem #1

Box Plants

Current Capability

Average

Problem
Solving

Leadership

0%

100%

Symptom Management vs. Problem Solving

Further Opportunity

Manufacturing and sales excellence will drive additional $100M improvement or 5% ROI increase from 2007-2009

Business Improvement

Millions

Corrugated Packaging Industry
Fundamentals

Significant capacity rationalization and high operating
rates

Lower inventories

Improved pricing

Domestic market with limited import threat

Consolidating industry

Corrugated Packaging
Industry Containerboard Capacity Changes and Operating Rate

Net capacity reductions of 5% from 1999 - 2006

(Million Short Tons)

Source: RISI

Inventory Levels Continue to Decline

3.0

4.0

5.0

6.0

7.0

8.0

9.0

10.0

11.0

80

81

82

83

84

85

86

87

88

89

90

91

92

93

94

95

96

97

98

99

00

01

02

03

1980 – 1989
Average: 6.4 Weeks

1990 – 1999
Average: 5.1 Weeks

2000 – Present (1)
Average: 4.4 Weeks

04

05

06

07

Source: Fibre Box Association
(1) As of April 2008

Inventory levels have declined to an average of 4.4 weeks since 2000

08

Growth in Box Demand

Source: RISI

North American Corrugated Packaging Shipments

Corrugated Shipment Annual Growth Rate = 1.2%

1.2% annual growth rate

Linerboard Pricing Trends

Improved Industry Fundamentals Has Led to Higher
Average Prices and Reduced Volatility

Source: RISI

Linerboard ($/ton)

Improved Linerboard Pricing

Corrugated Packaging Summary

Track record of success

Simple, effective strategy…execution = results

$100M of business improvement expected from
2007 – 2009 through manufacturing and sales
excellence

Industry fundamentals favorable

Building Products

Portfolio of Products

Lumber

Gypsum

Particleboard

MDF

Lowest quartile cost converting
operations

Located near large, high-growth
markets

Financial Highlights

Business Highlights

$8

$221

$125

$129

EBIT

$53

$265

$160

$167

EBITDA

1.4%

$562

$806

2007

34.6%

$361

$898

2005

37.7%

32.6%

ROI

$586

$396

Investment

$1,119

$851

Revenue

2006

2004

($ in Millions)

Increased Earnings, Low Investment = High ROI

Building Products Strategic Initiatives

Deliver tailored portfolio of building products

Products for new home, repair and remodeling and
commercial markets

Drive low cost

Manufacturing excellence

Serve growing markets

Favorable demographics

Provide sales excellence

Unequaled customer service

Tailored Products

Lumber

Buna

Pineland

Diboll

Rome

DeQuincy

Lumber

Competitive

Position

Sawmill Locations

Temple-Inland Sawmills

1st

Quartile

2nd

Quartile

3rd

Quartile

4th

Quartile

Source: Beck &
RISI Studies

Temple-Inland Sawmills

Sawmill Locations

Low cost, state of art manufacturing system

Logistically advantaged to large growing markets

Strong long-term market fundamentals

Stable fiber supply at market prices

Gypsum

Synthetic Gypsum Furnish

Gypsum

Competitive

Position

Cumberland

Fletcher

W.  Memphis

McQueeney

1st

Quartile

2nd

Quartile

3rd

Quartile

4th

Quartile

Source:
Internal
Analysis

Low-cost manufacturing system

Synthetic gypsum furnish 65% vs. 30% for industry

10 year historical growth in demand of 3.7%

Industrial Panels - Particleboard & MDF

Panels

Competitive

Position

Monroeville

Hope

Diboll

Thomson

1st

Quartile

2nd

Quartile

3rd

Quartile

4th

Quartile

Source:
Beck Study

PB

MDF

El Dorado

Mt. Jewett

Lowest cost system

High-value engineered family of

products

Targeted markets

Kitchen cabinets

Laminators

MDF laminate flooring

Fundamental Drivers of Housing Demand

“Over the longer term, the outlook for housing markets is favorable.  With household growth accelerating and second home demand climbing….housing production should average more than two million units annually over the next thirty years.”

2000 – 2030

Population Growth                                       + 80 million

New Jobs                                                                 + 45 million

New Households                                            + 20 million

Average Net New                         +  2 million

Housing/Year

Texas

California

Arizona

Georgia

  North
Carolina

Florida

Temple-Inland Facility

U.S. Census Bureau and Joint Center for Housing Studies at Harvard

Building Products Action Plan

Reduced headcount by 18%

Reduced production throughout system

Building Products - Summary

Positive long-term demand driven by demographics

Low cost

Location near large and growing markets

Customer focus

Strong ROI and significant cash flow

Financial Priorities

Investment - ROI discipline

Growth

Organic

Acquisition

Return cash to shareholders

Dividend

Share repurchases

Debt reduction

Our Key Objective: Creating Superior and
Sustainable Shareholder Value

Superior and sustainable shareholder value created by
maximizing Return on Investment (ROI) and profitable
growth

At Temple-Inland, we are committed to MAXIMIZING
ROI and profitably GROWING our business

Our job is to be the best

July 2008